Investor Presentation September 30, 2020

Important Disclosures Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words "believe," "continue," "could," "expect," "anticipate," "intends," "estimate," "forecast," "project," "should," "may," "will," "would" or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. Statements in this presentation regarding the Company that are forward-looking, including projections as to the amount and timing of synergies from C&J merger and outlook information, are based on management's estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the Company's control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which the Company conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets the Company serves; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on the Company's operations; (viii) the effect of a loss of, or interruption in operations of, one or more key suppliers, including resulting from product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price and availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) the Company's ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in the Company's industry; (xiii) fluctuations in the market price of the Company's stock; (xiv) the level of, and obligations associated with, the Company's indebtedness; (xv) the duration, impact and severity of the COVID-19 pandemic and the evolving response thereto, including the impact of social distancing, shelter-in-place, shutdowns of non-essential businesses and similar measures imposed or undertaken by governments, private businesses or others; and (xvi) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of C&J's businesses into the Company and the ability to achieve the anticipated synergies and value-creation contemplated in connection with the merger. For a more detailed discussion of such risks and other factors, see the Company's filings with the Securities and Exchange Commission (the "SEC"), including under the heading "Risk Factors" in Item 1A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and subsequently filed Quarterly Reports on Form 10-Q, all available on the SEC website or www.NexTierOFS.com. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. Non-GAAP Measures: This presentation includes discussion of proforma Adjusted EBITDA, which is a measure not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see the Appendix to this presentation for important information about non-GAAP measures used in this presentation. 2

Overview of NexTier’s Leadership Position Taking today’s oilfield to the NexTier Our Position L48 Geographic #2 #1 #1 Overview Leadership % of total revenue2 U.S. land completion Wireline plug & Dual-Fuel NG position in all 1 1 services provider perf fleet powered HHP operating basins Strategic Pillars Digital Objectives: Digital Innovation Lower cash costs of our operations 46% 22% 14% 17% Wellsite Expansion Reduce costs/barrel for customers Permian West/Rockies Central Northeast Value Creation & Returns ESG Minded & Focused +International outlet via MENA Performance & Safety partnership with NESR Our mission: To consistently outperform in service delivery and returns, while enabling customers to win by reducing their overall cost per well and carbon footprint 1 Deployed and working fleets. 2 Pro forma consolidated LTM revenue as of 6/30/2020. 3

Taking Today’s Oilfield to the NexTier The evolving oilfield demands innovative service providers Fortified ̶ Completions leadership position; #2 frac provider Position ̶ Strong balance sheet = staying power & flexibility Digitally ̶ Lower operating costs for us and our customers Enabled ̶ Optimizing and focused investment $ Responsible ̶ Sustainable practices & low carbon technology platform Operations ̶ Low carbon footprint & focused on all aspects of ESG Market ̶ Well maintained & deployable HHP capacity Readiness ̶ Positioned for value creation in market recovery Attractive ̶ Discounted relative valuation despite superior position Valuation ̶ Significant earnings power in market recovery 4

Fortified Balance Sheet Strong and flexible financial position provides staying power Capital priorities focused on cash preservation until visibility improves $430mm ̶ $337mm cash 1 NexTier Offering Liquidity ̶ $93mm ABL availability Invested in equipment readiness = ready on demand Financial Strength & Flexibility Ability to provide leading safety and performance at the wellsite  ZERO net debt; net leverage ratio of zero2  SUFFICIENT cash to navigate cycles Allocate all future growth capital on equipment with enhanced  FLEXIBILITY to fund growth & innovation return & emissions profile  LONG runway on debt maturity 1 2 As of June 30, 2020. Calculated as of June 30, 2020 based on total outstanding debt of $337 million minus cash of $337 million. 5

Focused Digital Strategy The digital oilfield of tomorrow, realized today NexTier’s Digital Lower cash costs Reduce costs per Objectives: of our operations barrel for customers Built for: scale, wellsite scope enhancement & integration KEY BENEFITS: NexHub • Remote operations Powered by: • Extended equipment life Insight Platform Our 24/7 remote operations support function active across all fleets today • Machine learning & Our proprietary real-time machine generated alerts • Digital Operations Engineering digital platform. • Rapid response • Equipment Health Optimization • Enhanced service quality • AI Driven Logistics Control Tower • Data-driven decisions 6

NexHub Delivering Returns Automation & data science lowers operating cost & optimizes capital expenditures ▼66% ▼32% >99.9% Reduction in Frac NPT reduction per Inventory and billing OPERATIONS engineers/fleet fleet1 accuracy ▲124% ▼$2.1mm ▼22% Early failure / pump hour 2Q20 savings from 1H20 YoY capex per MAINTENANCE improvement1 detection & intervention fleet ($1mm/fleet ann’d) ▼96% ▼$5mm 215,000 1H20 YoY demurrage 1H20 YoY reduction in YoY ERP transactions LOGISTICS (wait time) reduction logistics costs automated 1 Since deployment. 7

Leading Market Readiness Protecting & preserving HHP capacity for readiness & future growth Staying power & platform readiness provides for differentiated value creation in market recovery PROTECT KEY COMPONENTS Creating long-term value via: Real-time, data driven 1. Leading safety & operational visibility on location & People status of our assets performance 2. Disciplined approach to Equipment PRESERVE current market environment World-class facility, 3. Ability to fund & capitalize processes and Balance Sheet on competitive advantages capabilities 8

Carbon Reducing Technologies that Lower Operating Cost Holistic emissions reduction platform with significant results Exceeding peers by an #1 Low emission dynamic Dual-Fuel NG Up to 80% average of 20% due to gas blending technology NG Substitution2 powered HHP1 proprietary control system NexESG Tractor optimization program ▼ NexHub Control Tower ▼ • Natural gas engines 10% 1,000 drives less engine idle time Avg. truckloads w/ AI  lower emissions Monthly idle hours • Diesel treatment @ wellsite • Greaseless wireline • Asset rationalization 1+ billion Achieved by utilizing ▼66% Dry Friction Reducer • DustProofTM Dust-Control Recycled gallons NEX customized fluid CO2 emissions significantly reduces truck • HibernateTM Warm-Start water utilized solutions on chem logistics logistics & emissions • Dry Friction Reducer • Fire suppression Diesel treatment  5% • Tractor minimization ▼50% less consumption & Particulate emissions ESG Minded & Focused • Power solutions much lower emissions Sustainable practices & equipment supporting customer achievement of ESG goals 9 1 Deployed and working fleets. 2 Improvement as reported by customers.

Significant Earnings Power NEX currently valued at ~0.7x normalized earnings potential NEX 2019 Normalized Adjusted EBITDA ($mm) NEX Discount vs. Peers 1 EV / ADJ. EBITDA 0.7x EV1 / Adj. EBITDA (2019)3 $MM 0.8x $125 $504 2.6x $446 ($67) $504mm 0.7x PF Adjusted Less: Well Support Add: Captured Normalized PeerPeer Avg.Avg.2 EBITDA (FY19) Services Adj. Gross Profit Cost Synergies Adjusted EBITDA Pro-forma 2019 Adj. GP from Well Support Annualized cost synergies achieved from Services business divested in 1Q20 merger between C&J and Keane 1 Enterprise value as of 9/24/2020 market close, with reported net debt as of 6/30/2020. See Appendix for calculation information. Source: FactSet. 2 Peer avg. includes: FTSI, HAL, LBRT, PTEN, PUMP, RES, USWS. 3 For NEX, reflects Normalized 2019 Adjusted EBITDA of $571 million. For LBRT, reflects pro-forma 2019 adjusted EBITDA of $664 million based on merger with SLB announced 9/1/2020. For all other peers, reflects 10 reported 2019 Adjusted EBITDA.

Attractively Valued vs. Peers Discount per HHP valuation to peers despite superior platform & position EV / Total HHP ($/HHP) $589 NEX EV/HHP >50% Discount to Peers Despite… $515 Peer EV/HHP Peer Average  Robust liquidity + zero financial leverage $343 ▼~56%  Leading profitability per fleet $249 $203  Track-record of meeting commitments $168  Diversity across U.S. + international outlet  Ready-to-deploy assets Peer A Peer B Peer C Peer D Peer E  World-class integration completed  Differentiated digital offering On a HHP basis, NEX trades at the lowest relative valuation amongst its peers, or a >50% discount vs. the group average Source: FactSet. Notes: Peers include: FTSI, LBRT, PUMP, RES, USWS. HHP based on reported as of 6/30/2020. Enterprise value as of 9/24/2020 market close, with reported net debt as of 6/30/2020. See Appendix for additional calculation information. HHP as of 6/30/2020. For LBRT, reflects HHP following merger with SLB and related fleet rationalization announced 9/1/2020. 11

Key Takeaways Taking today’s oilfield to the NexTier Relentless focus on evolution & enhancement of our digital program Leader in sustainable development & overall wellsite emission reduction Emerging from the downturn in a leadership position Compelling investment opportunity with attractive relative valuation 12

APPENDIX © NexTier Completion Solutions Inc. 2019

Non-GAAP Information Unaudited Pro Forma Financial Information: In order to provide the most meaningful comparison of results of operations for 2019, supplemental unaudited pro forma financial information has been included in this presentation. The unaudited pro forma financial information is based on the historical consolidated financial statements and accompanying notes of both Keane Group Inc. (“Keane”) and C&J Energy Services, Inc. (“C&J”) and has been prepared to illustrate the effects of the merger, assuming the merger had been consummated on January 1, 2019. For the period presented, adjustments have been made for (1) the preliminary acquisition accounting impact, (2) accounting policy alignment, and (3) the elimination of the impact from events that are directly attributable to the Agreement and Plan of Merger (e.g., non-routine merger and integration costs). The unaudited pro forma financial information was based on and should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Keane and C&J SEC filings. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma financial information has been presented for informational purposes only and is not necessarily indicative of what NexTier's results of operations actually would have been had the merger been completed on January 1, 2019, nor is it indicative of the future operating results of NexTier. The unaudited pro forma financial information does not reflect any cost or growth synergies that NexTier may achieve as a result of the merger, future costs to combine the operations of Keane and C&J or the costs necessary to achieve any cost or growth synergies. Non-GAAP Measure Definitions: This presentation includes both (i) Adjusted EBITDA calculated as NexTier defines it for its own use, and (ii) Adjusted EBITDA as reported by FactSet for peers. The NexTier definition of Adjusted EBITDA is defined as proforma net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization, along with certain items management does not consider in assessing ongoing performance. NexTier Adjusted EBITDA is calculated using NexTier management adjustment methodology, and historical C&J adjustment amounts have been conformed accordingly. Adjusted EBITDA should not be construed as an alternative to the U.S. GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies. Adjusted EBITDA as reported by FactSet is for historical periods, the adjusted EBITDA (if disclosed by the applicable entity) or EBITDA as reported by the applicable entity, and (ii) for future periods, the consensus adjusted EBITDA for the applicable entity for the applicable period. NexTier’s Enterprise Value (EV) is calculated by multiplying the closing stock price on September 24, 2020 by the number of fully-diluted shares outstanding, plus pension liabilities, less the net debt (e.g. total debt minus cash; provided that if net debt is less than 0, 0 is used) reported as of June 30, 2020. Enterprise Value for our peers is computed internally by FactSet and the NexTier Enterprise Value may not be calculated the same as the similarly titled measures from FactSet. FACTSET INFORMATION IS FOR DISCUSSION ONLY AND IS NOT ENDORSED OR CONFIRMED BY NEXTIER. 14

Non-GAAP Reconciliations UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2019 (amounts in thousands, except per share amounts) Adjustments NexTier (1) Historical C&J (2) Reclass (3) Pro forma (4) Pro Forma Revenue — — 3,406,288 1,821,556 1,584,732 Operating costs and expenses: Cost of services 1,403,932 1,313,211 (25,899) — 2,691,244 Depreciation and amortization 292,150 186,646 — (109,520) 369,276 Selling, general and administrative 123,676 190,581 31,283 — 345,540 expenses Merger and integration 68,731 47,089 — (48,304) 67,516 Research and development — 5,384 (5,384) — — Impairment 12,346 79,935 — — 92,281 (Gain) loss on disposal of assets 4,470 9,151 — — 13,621 Total operating costs and expenses 1,905,305 1,831,997 — (157,824) 3,579,478 Operating loss (83,749) (247,265) — 157,824 (173,190) Other income (expenses): Other income, net 453 (341) — — 112 Interest expense (21,856) (1,097) — 1,097 (21,856) Total other expenses (21,403) (1,438) — 1,097 (21,744) Loss before income taxes (105,152) (248,703) — 158,921 (194,934) Income tax expense (1,005) (638) — — (1,643) Net loss 158,921 (196,577) (106,157) (249,341) — (1) The condensed consolidated statement of operations for the year ended December 31, 2019, reflects the results of legacy Keane for the period presented and the results of legacy C&J for the period beginning on and after November 1, 2019. (2) Reflects legacy C&J’s activity for the period from January 1, 2019 to October 31, 2019. (3) Certain reclassifications were made to historical C&J to conform to NexTier presentation. (4) Certain pro forma adjustments were made to illustrate the estimated effects of the merger, assuming the merger had been consummated on January 1, 2019. 15

Non-GAAP Reconciliations UNAUDITED PRO FORMA NON-GAAP FINANCIAL MEASURES (amounts in thousands) Year Ended December 31, NEX Enterprise Value: 2019 Closing NEX stock price 9/24/2020 $1.71 Pro forma net loss (1) (196,577) NEX Fully Diluted Shares Outstanding 216,536,067 Interest expense, net 21,856 as of 6/30/2020 Income tax expense 1,643 Fully Diluted Market Cap $370,276,675 Depreciation and amortization 369,276 Pro forma EBITDA 196,198 NEX Total Debt 6/30/2020 (rounded to $336,700,000 nearest 100K) Plus Management Adjustments: NEX Total Cash 6/30/2020 (rounded to $337,100,000 Acquisition, integration and expansion 67,516 nearest 100K) Non-cash stock compensation 36,242 Net Debt (if less than 0, use 0) 0 Impairment of assets 92,281 Severance and stock compensation acceleration 5,594 Pension Liabilities as of 6/30/2020 0 Facility Closures 3,554 Enterprise Value $370,276,675 Inventory Adjustments 4,666 Legal 6,600 Notes: Tax Audit 29,160 (1) The pro forma net loss and pro forma Adjusted EBITDA reflect the Other 4,527 results of operations of legacy Keane and legacy C&J assuming the Pro forma Adjusted EBITDA (1)(2) 446,338 merger had occurred on January 1, 2019. (2) Plus Captured Cost Synergies 125,000 Pro forma Adjusted EBITDA is calculated using NexTier management adjustment methodology; historical C&J amounts have been Normalized Adjusted EBITDA 571,338 conformed accordingly. 16

Non-GAAP Reconciliations UNAUDITED PRO FORMA NON-GAAP FINANCIAL MEASURES (amounts in thousands) Year Ended December 31, 2019 Completion Well Support WC&I Total Services Services Pro forma revenue(1) 293,430 385,989 3,406,288 2,726,869 Pro forma cost of services 2,126,654 245,870 318,720 2,691,244 Pro forma gross profit excluding 600,215 47,560 67,269 715,044 depreciation and amortization Management adjustments - - - - associated with cost of services Pro forma adjusted gross profit 600,215 47,560 67,269 715,044 Notes: (1) The pro forma net loss and pro forma Adjusted EBITDA reflect the results of operations of legacy Keane and legacy C&J assuming the merger had occurred on January 1, 2019. 17

Investor Contacts: Kenny Pucheu Chief Financial Officer Marc Silverberg Managing Director (ICR) marc.silverberg@icrinc.com © NexTier Completion Solutions Inc. 2019 © NexTier Completion Solutions Inc. 2019